                                                                    EXHIBIT 10.2
                                                                    ------------

                                  GENVEC, INC.

                              AMENDED AND RESTATED
                           1993 STOCK INCENTIVE PLAN
                           -------------------------
                    (as amended and restated April 28, 1998)


     1.   Purpose.  GENVEC, INC. (the "Company") hereby adopts the GenVec, Inc.
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1993 Stock Incentive Plan (the "Plan").  The Plan is intended to recognize the contributions made to the Company by key employees (including employees who are members of the Board of Directors), consultants and advisors of the Company or any Affiliate (as defined below), to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, par value $.001 per Share (the "Common Stock") and through receipt of Common Stock subject to conditions of forfeiture. In addition, the Plan is intended as an additional incentive to certain directors of the Company who are not employees of the Company or an Affiliate to serve on the Board of Directors and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of Options to acquire Common Stock and through receipt of Common Stock subject to conditions of forfeiture.

     2.   Definitions.  Unless the context clearly indicates otherwise, the
          -----------
following terms shall have the following meanings:

          (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code.

          (b) "Award" shall mean a grant of Common Stock subject to conditions of forfeiture made pursuant to the terms of the Plan.

          (c) "Award Agreement" shall mean the agreement between the Company and a Grantee with respect to an Award made pursuant to the Plan.

          (d) "Awardee" shall mean a person to whom an Award has been granted pursuant to the Plan.

          (e) "Board of Directors" means the Board of Directors of the Company.

          (f) "Change of Control" shall have the meaning an set forth in Section 10 of the Plan.

          (g) "Code" means the Internal Revenue Code of 1986, as amended.

          (h) "Committee" shall have the meaning set forth in Section 3 of the Plan.

          (i) "Company" means GenVec, Inc., a Delaware corporation.

          (j) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

          (k) "Fair Market Value" shall have the meaning set forth in Section 8(b) of the Plan.

          (l) "Grantee" shall mean a person to whom an Option or an Award has been granted pursuant to the Plan.

          (m) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

          (n) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

          (o) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

          (p) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

          (q) "Option Document" means the document described in Section 8 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

          (r) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Section 8(b) of the Plan.

          (s) "Restricted Stock" means Common Stock subject to conditions of forfeiture and transfer granted to any person pursuant to an Award under the Plan.

          (t) "Shares" means the Shares of Common Stock of the Company which are the subject of Options or Awards under the Plan.

     3.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)    In General.  Other than as provided below, the Plan shall
                      ----------
be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws. The administrator of the Plan shall be referred to as the "Committee."

               (ii)   Multiple Administrative Bodies.  The Plan may be
                      ------------------------------
administered by different Committees with respect to different persons.

          (b) Powers of the Committee.  Subject to the provisions of the Plan,
              -----------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Committee shall have the authority, in its discretion:

               (i)    to determine the Fair Market Value;

               (ii) to select the persons to whom Options and Awards may be granted hereunder;

               (iii) to determine the number of Shares to be covered by each Option and Award;

               (iv)   to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Award or the Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

               (vi) to reduce the exercise price of any Option or Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Award shall have declined since the date the Option or Award was granted;

               (vii)  to institute an option exchange program;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option or Award (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to allow Grantees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Grantee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Committee may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Award previously granted by the Committee;

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Exculpation.  No member of the Board of Directors shall be
              -----------
personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options or Awards under the Plan, provided that this Section 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

          (d) Indemnification.  Service on the Committee shall constitute
              ---------------
service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options and Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of the action, suit or proceeding.

     4.   Options and Awards under the Plan.  Options under the Plan may be in
          ---------------------------------
the form of Non-qualified Stock Options, ISOs, or a combination thereof, at the discretion of the Committee. Awards under the Plan shall be in the form of Restricted Stock.

     5.   Eligibility
          -----------

          (a) In General.  All key employees, members of the Board of Directors,
              ----------
consultants and advisors of the Company or an Affiliate shall be eligible to receive Options and Awards hereunder.

          (b) Limitations.  The following limitations shall apply to grants of
              -----------
Options:

              (i) No Optionee shall be granted, in any fiscal year of the Company, Options to purchase more than 553,865 Shares.

              (ii) In connection with his or her initial service, an Optionee may be granted Options to purchase up to an additional 553,865 Shares which shall not count against the limit set forth in subsection (i) above.

              (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

     6.   Shares Subject to Plan.  The aggregate maximum number of shares for
          ----------------------
which Awards or Options may be granted pursuant to the Plan is 1,846,218 Shares, plus an increase to be added each year on the date of the annual stockholders' meeting equal to the number of Shares required to return the maximum aggregate number of Shares which may be issued pursuant to the Plan to 1,846,218, or such lesser number as the Board of Directors may determine. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, or if Shares granted pursuant to an Award are forfeited for any reason, such Shares may again be the subject of one or more Options or Awards granted pursuant to the Plan.

     7.   Term of the Plan.  The Plan shall become effective upon its adoption
          ----------------
by the Board of Directors. It shall continue in effect for a term of ten (10) years, unless sooner terminated by the Board of Directors.

     8.   Option Documents and Terms.  Each Option granted under the Plan shall
          --------------------------
be a Non-qualified Stock Option, unless the Option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes.
To the extent any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

          (a) Number of Option Shares.  Each Option Document shall state the
              -----------------------
number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan.

          (b) Option Price.  Each Option Document shall state the Option Price
              ------------
which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Section 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable. If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

          (c) Exercise. No Option shall be deemed to have been exercised prior
              --------
to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that
(i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents or as may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

          (d) Medium of Payment.  An Optionee shall pay for Shares (i) in cash,
              -----------------
(ii) by certified or cashier's check payable to the order of the Company, or
(iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee for at least six
(6) months on the date of surrender. If payment is made in whole or in part in shares of Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of Common Stock delivered to the Company represent a number of shares of Common Stock in excess of the number of shares of Common Stock required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares of Common Stock. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of Common Stock to exercise an Option as it deems appropriate.

          (e)  Termination of Options.
               ----------------------

               (i) No Option shall be exercisable after the first to occur of the following:

                      (A) Expiration of the Option term specified in the Option Document, which, in the case of an ISO, shall not occur after (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                      (B) Expiration of three months from the date the Optionee's employment or service with the Company or its Affiliates terminates for any reason other than Disability or death or as otherwise specified in
Section 8(e)(i)(D) or 8(e)(i)(E) below;

                      (C) Expiration of one year from the date such employment or service with the Company or its Affiliates terminates due to the Optionee's Disability or death;

                      (D) A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

                      (E) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company; or

                      (F) The occurrence of such other event or events as may be set forth in the Option Document as causing an accelerated expiration of the Option.

              (ii) The terms of an executive severance agreement or other agreement between the Company and an Optionee, approved by the Committee, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Section 8(a)(i) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.

          (f) Transfers.  No Option granted under the Plan may be transferred,
              ---------
except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by such person. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, or pursuant to a transfer approved in writing by the Committee, in which event the Option may be exercised by the transferee.

          (g) Limitation on ISO Grants.  In no event shall the aggregate Fair
              ------------------------
Market Value of the Shares (determined at the time the ISO is granted) with respect to which incentive stock options under all incentive stock option plans of the Company and its Affiliates are exercisable for the first time by the Optionee during any calendar year exceed $100,000.

          (h) Other Provisions.  Subject to the provisions of the Plan, the
              ----------------
Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

          (i) Amendment.  Subject to the provisions of the Plan, the Committee
              ---------
shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Section 8(e)(i)(E) or Section 10 of the Plan, as applicable.

     9.   [INTENTIONALLY DELETED]

     10.  Change of Control.  In the event of a Change of Control, the Committee
          -----------------
may take whatever action it deems necessary or desirable with respect to the Options and Awards outstanding, including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees. In addition to the foregoing, in the event of a Change of Control, Options granted pursuant to the Plan and held by Optionees who are employees, advisors, or consultants of the Company or members of the Board of Directors at the time of a Change of Control shall become immediately exercisable in full and the restrictions applicable to Restricted Stock awarded to Awardees who are employees, advisors, or consultants of the Company or members of the Board of Directors at the time of a Change of Control shall immediately lapse and the Restricted Stock held by the Company shall be delivered to the Grantees.

          A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stock holders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or any person who does not conduct any active trade or business shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the outstanding shares of the Company's Common Stock, or (v) the date that fewer than a majority of the Board of Directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the effective date of this Plan, or (B) are elected, or nominated for election to the Board of Directors with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described in subsections (i) to (iv) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

     11.  Adjustments on Changes in Capitalization.
          ----------------------------------------

          (a) In the event that the outstanding Shares are changed by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of the Company which are outstanding on the date of grant and which are convertible into Common Stock) or dividends payable in Shares, an equitable adjustment shall be made by the Committee in the aggregate number of shares available under the Plan and in the number of Shares and price per Share subject to outstanding Options. Unless the Committee makes other provisions for the equitable settlement of outstanding options, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive upon the exercise of his or her Option the same number and kind of shares of stock or the same amount of property, cash or securities as he or she would have been entitled to receive upon the occurrence of any such corporate event as if he or she had been, immediately prior to such event, the holder of the number of shares covered by his or her Option.

          (b) Any adjustment under this Section 11 in the number of Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

          (c) The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

     12.  Terms and Conditions of Awards.  Awards granted pursuant to the Plan
          ------------------------------
shall be evidenced by written Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. The Committee may, in its sole discretion, shorten or waive any term or condition with respect to all or any
portion of any Award.   Notwithstanding the foregoing, all restrictions shall
lapse or terminate with respect to Restricted Stock upon the death or Disability of the Awardee.

          (a) Number of Shares.  Each Award Agreement shall state the number of
              ----------------
Shares to which it pertains.

          (b) Purchase Price.  Each Award Agreement shall specify the purchase
              --------------
price, if any, which applies to the Award. If the Board specifies a purchase price, the Awardee shall be required to make payment on or before the date specified in the Award Agreement. An Awardee shall pay for such Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve.

          (c) Restrictions on Transfer and Forfeitures.  A stock certificate
              ----------------------------------------
representing the Restricted Stock granted to an Awardee shall be registered in the Awardee's name but shall be held in escrow by the Company's Treasurer, together with an undated stock power executed by the Awardee with respect to each stock certificate representing Restricted Stock registered in such Awardee's name. The Awardee shall generally have the rights and privileges of a stockholder as to such Restricted Stock including the right to vote such Restricted Stock and to receive and retain all cash dividends with respect to them, except that the following restrictions shall apply: (i) the employee shall not be entitled to delivery of the certificate until the expiration or termination of any period designated by the Committee ("Restricted Period") and the satisfaction of any other conditions prescribed by the Committee; and (ii) all distributions with respect to the Restricted Stock other than cash dividends, such as stock dividends, stock splits or distributions of property, and any distributions (other than cash dividends) subsequently made with respect to other distributions, shall be delivered to the Treasurer of the Company, together with appropriate stock powers or other instruments of transfer signed and delivered to the Treasurer by the Grantee, to be held by the Treasurer and released to either the Grantee or the Company, as the case may be, together with the Shares to which they relate; (iii) the Grantee will have no right to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any of the Restricted Stock or distributions (other than cash dividends) with respect thereto; and (iv) all of the Restricted Stock shall be forfeited and all rights of the Awardee with respect to such Restricted Stock shall terminate without further obligation on the part of the Company unless the Awardee has remained an employee or in service to the Company, any of its affiliates or any combination thereof until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Stock. Upon the forfeiture of any Restricted Stock, such forfeited shares shall be transferred to the Company without further action by the Awardee.

          (d) Lapse of Restrictions.  Upon the expiration or termination of the
              ---------------------
Restricted Period and the satisfaction of any other conditions prescribed by the Committee as provided for in the Plan, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law or pursuant to any shareholders agreement then in effect, to the Awardee or the beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Awardee or the Awardee's beneficiary or estate, as the case may be. The Award may provide for the lapse of restrictions on transfer and forfeiture conditions in installments.

          (e) Section 83(b) Elections.  An Awardee who files an election with
              -----------------------
the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to restrictions shall promptly furnish the Company with a copy of such election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

          (f) Upon a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Awardee, that the Awardee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate, Awardee shall automatically forfeit all Restricted Stock for which (i) the Company has not yet delivered the Share certificates to the Awardee; (ii) the Restricted Period has not expired or (iii) any restrictions applicable to the Restricted Stock have not lapsed. Notwithstanding anything herein to the contrary, the Company may withhold delivery of Restricted Stock certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

          (g) Amendment.  Subject to the provisions of the Plan, the Committee
              ---------
shall have the right to amend Awards issued to an Awardee, subject to the Awardee's consent if such amendment is not favorable to the Awardee, except that the consent of the Awardee shall not be required for any amendment made pursuant to Section 10 of the Plan.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board of Directors may at any time
              -------------------------
amend, alter, suspend or terminate the Plan.

          (b) Shareholder Approval.  The Board of Directors shall obtain
              --------------------
shareholder approval of any Plan amendment to the extent necessary and desirable to comply with applicable laws.

          (c) Effect of Amendment or Termination.  No amendment, alteration,
              ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     14.  No Commitment to Retain.  The grant of an Option or Award pursuant to
          -----------------------
the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Grantee in the employ of the Company or an Affiliate and/or as a member of the Company's Board of Directors or in any other capacity.

     15.  Withholding of Taxes.  Whenever the Company proposes or is required to
          --------------------
deliver or transfer Shares in connection with the exercise of an Option or Award, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it may deem necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Grantee's compliance, to the Company's satisfaction, with any withholding requirement.

                                 GENVEC, INC.
                                 -----------

                            INCENTIVE STOCK OPTION
                            ----------------------

     THIS INCENTIVE STOCK OPTION (the "Option") is granted this ______ day of ___________________, 199__ by GENVEC, INC. a Delaware corporation (the "Company"), to _________________________ ("Optionee").


                                  WITNESSETH:
                                  ----------

     1.   Grant.  The Company hereby grants to Optionee an Option to purchase on
          -----
the terms and conditions hereinafter set forth all or any part of an aggregate of _________ shares of the Company's Common Stock, par value $0.01 (the "Option Shares") at the purchase price of $______ per share (the "Option Price"). This Option is intended to be an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This Option is granted pursuant to the GenVec, Inc. 1993 Stock Incentive Plan as amended (the "Plan"), a copy of which is attached.

     2.   Term.
          ----

          (a) General Rule.  The Option granted hereunder shall vest as follows:
              ------------

              (1) The option shall be exercisable on _______, __, with respect to _______ shares and thereafter monthly commencing on ___________, ____, with respect to _____ shares each month. The Option granted hereunder shall terminate in all events at 5:00 p.m. Eastern Standard Time ten years from the date hereof, unless sooner terminated under subsection 2(b) below:

     Any installment may be exercised in whole or in part, except that this Option may in no event be exercised with respect to fractional shares.

          (b) Early Termination of Options.  Notwithstanding the provisions of
              ----------------------------
subsection 2 (a), all right to exercise this Option shall terminate upon the first to occur of the following:

              (1) Expiration of three months from the date Optionee's employment or service with the Company or its Affiliates terminates for any reason other than Disability (as defined in the Plan), death or as otherwise specified in subsections 2(b)(3) or 2(b)(4); or

              (2) Expiration of one year from the date Optionee's employment or service with the Company or its Affiliates terminates due to Optionee's Disability or death; or

              (3) A finding by the Committee (as defined in the Plan) after full consideration of the facts, presented on behalf of both the Company and Optionee, that Optionee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture; or

              (4) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company.

          In the event that the right to exercise this Option terminates pursuant to either subsection 2(b)(1) or 2(b)(2), this Option may be exercised during the three-month or one-year period, as the case may be, following the termination of employment or service only with respect to the number of Option Shares as to which this Option is exercisable on the date of such termination of employment or service. Following such termination of employment or service, this Option may not be exercised with regard to any additional Option Shares covered by this Option, even though all or a portion of such additional Option Shares would have become exercisable if Optionee were still employed or rendering services during such three-month or one-year period.

     3.   Transfers.  This Option is not transferable by Optionee otherwise than
          ---------
by will or pursuant to the laws of descent and distribution in the event of Optionee's death (in which event the Option may be exercised by the heirs or legal representatives of Optionee). Except as expressly set forth in this
Section 3, the Option may be exercised during the lifetime of Optionee only by Optionee. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option other than as expressly permitted in this Section 3 shall be null and void and without effect. Any exercise of the Option by a person other than Optionee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.

     4.   Method of Exercise and Payment.  When exercisable under Section 2, the
          ------------------------------
Option may be exercised by written notice to the Company's Treasurer specifying the number of Option Shares to be purchased. The notice shall be accompanied by payment of the aggregate Option Price of the Option Shares being purchased (a) in cash, (b) by certified or cashier's check payable to the order of the Company, or (c) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Such exercise shall be effective upon the actual receipt by the Company's Treasurer of such written notice and payment. In addition, except as provided below, Optionee may make payment in whole or in part in shares of the Company's Common Stock held by the Optionee for at least six (6) months on the date of surrender. If payment is made in whole or in part in shares of the Company's Common Stock, then Optionee shall deliver to the Company certificates registered in the name of Optionee representing shares of the Company's Common Stock legally and beneficially owned by Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value (as determined under the Plan) on the date of delivery that is at least as great as the

Option Price of the Option Shares (or relevant portion thereof) with respect to which this Option is to be exercised by payment in shares of Common Stock, accompanied by stock powers duly endorsed in blank by Optionee. Notwithstanding the foregoing, the Committee, in its sole discretion, may refuse to accept shares of the Company's Common Stock in payment of the Option Price or may impose such other limitations and prohibitions on the use of shares of the Company's Common Stock to exercise this Option as it deems appropriate. In the event the Committee refuses to accept shares of the Company's Common Stock in payment of the Option Price, any certificates representing shares of the Company's Common Stock which were delivered to the Company shall be returned to Optionee with notice of the refusal of the Committee to accept such shares in payment of the Option Price.

     5.   Adjustments on Changes in Capitalization.
          ----------------------------------------

          (a) In the event that, prior to the delivery by the Company of all of the Option Shares in respect of which the Option is granted, there shall be a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) or dividends payable in Shares, an equitable adjustment shall be made by the Committee in the number of Shares and price per Share subject to the Option. Unless the Committee makes other provisions for the equitable settlement of outstanding rights under the Option, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive upon the exercise of this Option the same number and kind of shares of stock or the same amount of property, cash or securities as Optionee would have been entitled to receive upon the occurrence of any such corporate event as if Optionee had been, immediately prior to such event, the holder of the Option Shares.

          (b) Any adjustment under this Section 5 in the number of Shares subject to this Option shall apply only to the unexercised portion of this Option. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.

          (c) The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

     6.   Change in Control.  Notwithstanding anything to the contrary herein,
          -----------------
if Optionee is then an employee of, member of the Board of Directors of, or consultant or advisor to, the Company or an Affiliate, upon a Change in Control (as defined in the Plan), the exercise date of all Option Shares then subject to this Option shall automatically accelerate to the date of the Change in Control.

     7.   Legal Requirements.  If the listing, inclusion, registration or
          ------------------
qualification of the Option Shares upon any securities exchange, in any automated quotation system, or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of any Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which this Option has been exercised unless and until such listing, inclusion, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company, the Company may cause a legend to be placed on the Option Shares being issued calling attention to their having been acquired for investment and not having been registered.

     8.   Plan Provisions; Administration.  This Option has been granted
          -------------------------------
pursuant to and is subject to the terms and provisions of the Plan. All questions of interpretation and application of the Plan and this Option shall be determined by the Committee. The Committee's determination shall be final, binding and conclusive.

     9.   Notices.  Any notice to be given to the Company shall be in writing
          -------
and shall be addressed to the Treasurer of the Company at its principal executive office, and any notice to be given to Optionee shall be addressed to Optionee at the address then appearing in the records of the Company or the Affiliate of the Company by which he is employed or for which he has rendered services, or at such other address as either party hereafter may designate in writing to the other. Except as otherwise set forth herein, any such notice shall be deemed to have been duly given, made and received only when personally delivered, or on the day delivery is guaranteed when transmitted, addressed as aforesaid, to a third party company or governmental entity providing delivery services in the ordinary course of business, or two days following the day when deposited in the United States mails, by registered or certified mail, postage prepaid, return receipt requested, addressed as aforesaid. Notwithstanding the foregoing, any notice of exercise pursuant to Section 4 shall be deemed to have been duly given, made or received only upon actual receipt by, or upon tender of delivery to the addressee of such notice.

     10.  No Commitment to Retain.  Nothing herein contained shall affect the
          -----------------------
right of the Company or any Affiliate to terminate Optionee's employment, services, responsibilities, duties, or authority to represent the Company or any Affiliate at any time for any reason whatsoever.

     11.  Amendment.  The Board of Directors of the Company shall have the right
          ---------
to amend this Option, subject to Optionee's consent if such amendment is not favorable to Optionee, except that the consent of Optionee shall not be required for any amendment made pursuant to Section 8(e)(i)(E), Section 10 or Section 11 of the Plan.

     12.  Withholding of Taxes.  Whenever the Company proposes or is required to
          --------------------
deliver or transfer Option Shares in connection with the exercise of this Option, the Company shall have the right to (a) require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities.

     13.  Notification of Company Upon Early Disposition of Option Shares.  If,
          ---------------------------------------------------------------
following the exercise of this Option in whole or in part, Optionee disposes of any Option Shares within two years from the date of grant of this Option or within one year after the transfer of the Option Shares to Optionee, Optionee shall give notice in writing to the Committee of such disposition and shall provide the Committee with such other information as the Committee may reasonably request.

     IN WITNESS WHEREOF, the Company has granted this Option on the day and year first above written.

                                    GENVEC, INC.


                                    By: _______________________________
                                        Paul Fischer,
                                        President and Chief Executive Officer


                                    ACKNOWLEDGED:


                                    By: _______________________________

                                 GENVEC, INC.
                                 ------------

                          NON-QUALIFIED STOCK OPTION
                           --------------------------

     THIS NON-QUALIFIED STOCK OPTION (the "Option") is granted this ____ day of __________________, 199__ by GENVEC, INC., a Delaware corporation (the "Company"), to ________________________ ("Optionee").


                              W I T N E S S E T H:
                              --------------------

     1.   Grant.  The Company hereby grants to Optionee an option to purchase on
          -----
the terms and conditions hereinafter set forth all or any part of an aggregate of _______ shares of the Company's Common Stock, par value $0.01 (the "Option Shares"), at the purchase price of $_____ per share (the "Option Price") . This Option is not intended to be an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This Option is granted pursuant to the GenVec, Inc. 1993 Stock Incentive Plan, as amended (the "Plan") , a copy of which is attached.

     2.   Term.
          ----

          (a) General Rule.  The Option granted hereunder shall vest as follows:
              ------------

              (1) The option shall be exercisable on _______, __, with respect to _______ shares and thereafter monthly commencing on ___________, ____, with respect to _____ shares each month. The Option granted hereunder shall terminate in all events at 5:00 p.m. Eastern Standard Time ten years from the date hereof, unless sooner terminated under subsection 2(b) below:

     Any installment may be exercised in whole or in part, except that this Option may in no event be exercised with respect to fractional shares.

          (b) Early Termination of Option.  Notwithstanding the provisions of
              ---------------------------
subsection 2(a), all right to exercise this Option shall terminate upon the first to occur of the following:

              (1) Expiration of three months from the date Optionee's employment or service with the Company or its Affiliates terminates for any reason other than Disability (as defined in the Plan), death or as otherwise specified in subsections 2(b)(3) or 2(b)(4); or

              (2) Expiration of one year from the date Optionee's employment or service with the Company or its Affiliates terminates due to Optionee's Disability or death; or

              (3) A finding by the Committee (as defined in the Plan) after full consideration of the facts presented on behalf of both the Company and Optionee, that Optionee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture; or

              (4) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company.

          In the event that the right to exercise this Option terminates pursuant to either subsection 2 (b) (1) or 2 (b) (2), this Option may be exercised during the three-month or one-year period, as the case may be, following the termination of employment or service only with respect to the number of Option Shares as to which this Option is exercisable on the date of such termination of employment or service. Following such termination of employment or service, this Option may not be exercised with regard to any additional Option Shares covered by this Option, even though all or a portion of such additional Option Shares would have become exercisable if Optionee were still employed or rendering services during such three-month or one-year period.

     3.   Transfers.  This Option is not transferable by Optionee otherwise than
          ---------
by will or pursuant to the laws of descent and distribution in the event of Optionee's death (in which event the Option may be exercised by the heirs or legal representatives of Optionee) or pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a) (13) and 414
(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended. Except as expressly set forth in this
Section 3, the Option may be exercised during the lifetime of Optionee only by Optionee. Any attempt at assignment, transfer, pledge or disposition of the Option contrary to the provisions hereof or the levy of any execution, attachment or similar process upon the Option other than as expressly permitted in this Section 3 shall be null and void and without effect. Any exercise of the Option by a person other than Optionee shall be accompanied by appropriate proofs of the right of such person to exercise the Option.

     4.   Method of Exercise and Payment.  When exercisable under Section 2, the
          ------------------------------
Option may be exercised by written notice to the Company's Treasurer specifying the number of Option Shares to be purchased. The notice shall be accompanied by payment of the aggregate Option Price of the Option Shares being purchased (a) in cash, (b) by certified or cashier's check payable to the order of the Company, or (c) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Such exercise shall be effective upon the actual receipt by the Company's Treasurer of such written notice and payment. In addition, except as provided below, Optionee may make payment in whole or in part in shares of the Company's Common Stock held by the Optionee for at least six (6) months on the date of surrender. If payment is made in whole or in part in shares of the Company's Common Stock, then Optionee shall deliver to the Company certificates registered in the name of Optionee representing shares of the Company's Common Stock legally and beneficially owned by Optionee, free of all liens, claims and encumbrances of every kind and having a fair market value (as determined under the Plan) on the date of delivery that is at least as great as the Option Price of the Option Shares (or relevant portion thereof) with respect to which this Option is to be exercised by payment in shares of Common Stock, accompanied by stock powers duly endorsed in blank by Optionee. Notwithstanding the foregoing, the Committee, in its sole discretion, may refuse to accept shares of the Company's Common Stock in payment of the Option Price or may impose such other limitations and prohibitions on the use of shares of the Company's Common Stock to exercise this Option as it deems appropriate. In the event the Committee refuses to accept shares of the Company's Common Stock in payment of the Option Price, any certificates representing shares of the Company's Common Stock which were delivered to the Company shall be returned to Optionee with notice of the refusal of the Committee to accept such shares in payment of the Option Price.

     5.   Adjustments on Changes in Capitalization.
          ----------------------------------------

          (a) In the event that, prior to the delivery by the Company of all of the Option Shares in respect of which the Option is granted, there shall be a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) or dividends payable in Shares, an equitable adjustment shall be made by the Committee in the number of Shares and price per Share subject to the Option. Unless the Committee makes other provisions for the equitable settlement of outstanding rights under the Option, if the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive upon the exercise of this Option the same number and kind of shares of stock or the same amount of property, cash or securities as Optionee would have been entitled to receive upon the occurrence of any such corporate event as if Optionee had been, immediately prior to such event, the holder of the Option Shares.

          (b) Any adjustment under this Section 5 in the number of Shares subject to this Option shall apply only to the unexercised portion of this Option. If fractions of a Share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Shares.

          (c) The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

     6.   Change in Control.  Notwithstanding anything to the contrary herein,
          -----------------
if Optionee is then an employee of, member of the Board of Directors of, or consultant or advisor to, the Company or an Affiliate, upon a Change in Control (as defined in the Plan), the exercise date of all Option Shares then subject to this Option shall automatically accelerate to the date of the Change in Control.

     7.   Legal Requirements.  If the listing, inclusion, registration or
          ------------------
qualification of the Option Shares upon any securities exchange, in any automated quotation system, or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the purchase of any Option Shares, the Company shall not be obligated to issue or deliver the certificates representing the Option Shares as to which this Option has been exercised unless and until such listing, inclusion, registration, qualification, consent or approval shall have been effected or obtained. If registration is considered unnecessary by the Company, the Company may cause a legend to be placed on the Option Shares being issued calling attention to their having been acquired for investment and not having been registered.

     8.   Plan Provisions; Administration.  This Option has been granted
          -------------------------------
pursuant to and is subject to the terms and provisions of the Plan. All questions of interpretation and application of the Plan and this Option shall be determined by the Committee. The Committee's determination shall be final, binding and conclusive.

     9.   Notices.  Any notice to be given to the Company shall be in writing
          -------
and shall be addressed to the Treasurer of the Company at its principal executive office, and any notice to be given to Optionee shall be addressed to Optionee at the address then appearing in the records of the Company or the Affiliate of the Company by which he is employed or for which he has rendered services, or at such other address as either party hereafter may designate in writing to the other. Except as otherwise set forth herein, any such notice shall be deemed to have been duly given, made and received only when personally delivered, or on the day delivery is guaranteed when transmitted, addressed as aforesaid, to a third party company or governmental entity providing delivery services in the ordinary course of business, or two days following the day when deposited in the United States mails, by registered or certified mail, postage prepaid, return receipt requested, addressed as aforesaid. Notwithstanding the foregoing, any notice of exercise pursuant to Section 4 shall be deemed to have been duly given, made or received only upon actual receipt by, or upon tender of delivery to the addressee of such notice.

     10.  No Commitment to Retain.  Nothing herein contained shall affect the
          -----------------------
right of the Company or any Affiliate to terminate Optionee's employment, services, responsibilities, duties, or authority to represent the Company or any Affiliate at any time for any reason whatsoever.

     11.  Amendment.  The Board of Directors of the Company shall have the right
          ---------
to amend this Option, subject to Optionee's consent if such amendment is not favorable to Optionee, except that the consent of Optionee shall not be required for any amendment made pursuant to Section 8 (e) (i) (E), Section 10 or Section 11 of the Plan.

     12.  Withholding of Taxes.  Whenever the company proposes or is required to
          --------------------
deliver or transfer Option Shares in connection with the exercise of this Option, the Company shall have the right to (a) require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Option Shares or (b) take whatever action it deems necessary to protect its interests with respect to tax liabilities.

     IN WITNESS WHEREOF, the Company has granted this option on the day and year first above written.

                                    GENVEC, INC.


                                    By: ___________________________________
                                        Paul Fischer, President and Chief
                                         Executive Officer



                                    ACKNOWLEDGED:


                                    By: ___________________________________
                                        Optionee